UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                           December 22, 2004

                      WEBCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma                                                                       0-23242                                                               73-1097133
(State or other jurisdiction of                               (Commission File Number)                                               (IRS Employer
        incorporation)                                                                                                                                Identification No.)

9101 West 21st Street,          Sand Springs, Oklahoma          74063
(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code:          (918) 241-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

      [    ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      [ X]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      [    ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the Exchange  Act   (17  CFR  240.14d-2(b))
      [    ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the Exchange  Act   (17  CFR  240.13e-4(c))

Item 8.01  Other Events

    (a)      On December 22, 2004, Webco Industries, Inc. issued a press release related to the recent stock activity, a copy of which is furnished as an Exhibit to this Form 8-K Report.  This information is being is being "furnished" rather than "filed" with the Commission in accordance with the rules and regulations of the Commission.

Item 9.01  Financial Statements and Exhibits

    (c)      Exhibits

    99.1   Press Release dated December 22, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             WEBCO INDUSTRIES, INC.

Dated: December 22, 2004                                          By: /s/ Michael P. Howard
                                                                                   Michael P. Howard
                                                                                   Vice President and
                                                                                   Chief Financial Officer